UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

Owens Corning

(Exact name of registrant as specified in its charter)

DE	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of principal executive offices)	(Zip Code)

419-248-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In connection with the sale of $500,000,000 aggregate principal amount of 5.500% senior notes due 2027, $800,000,000 aggregate principal amount of 5.700% senior notes due 2034 and $700,000,000 aggregate principal amount of 5.950% senior notes due 2054 by Owens Corning (the “Company”), the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-279742):

1.

Underwriting Agreement, dated as of May 29, 2024, by and among the Company and Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

2.	Fourteenth Supplemental Indenture, dated as of May 31, 2024, by and between the Company and Computershare Trust Company, N.A., as trustee (the “Trustee”).

3.	Form of 5.500% Senior Note due 2027.

4.	Fifteenth Supplemental Indenture, dated as of May 31, 2024, by and between the Company and the Trustee.

5.	Form of 5.700% Senior Note due 2034.

6.	Sixteenth Supplemental Indenture, dated as of May 31, 2024, by and between the Company and the Trustee.

7.	Form of 5.950% Senior Note due 2054.

8.	Opinion of Jones Day.

9.	Consent of Jones Day.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 29, 2024, by and among Owens Corning and Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Fourteenth Supplemental Indenture, dated as of May 31, 2024, by and between Owens Corning and Computershare Trust Company, N.A., as trustee.

4.2	Form of 5.500% Senior Note due 2027 (included in Exhibit 4.1).

4.3	Fifteenth Supplemental Indenture, dated as of May 31, 2024, by and between Owens Corning and Computershare Trust Company, N.A., as trustee.

4.4	Form of 5.700% Senior Note due 2034 (included in Exhibit 4.3).

4.5	Sixteenth Supplemental Indenture, dated as of May 31, 2024, by and between Owens Corning and Computershare Trust Company, N.A., as trustee.

4.6	Form of 5.950% Senior Note due 2054 (included in Exhibit 4.5).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: May 31, 2024	By:	/s/ Todd W. Fister
Todd W. Fister
Executive Vice President and Chief Financial Officer